UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2007
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                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-4773                04-1701350
 ----------------------------       -----------            -------------
 (State or other jurisdiction       (Commission            (IRS Employer
      of Incorporation)              File No.)          Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 1, 2007, the United States Bankruptcy Court for the District of New Jersey entered on its docket two separate opinions in connection with American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation's Chapter 11 Case No. 03-51524, ruling that (i) the Tenth Modified Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee dated as of September 15, 2006, and (ii) the Second Modified Joint Plan of Reorganization of Continental Casualty Company and Continental Insurance Company, are each not confirmable as a matter of law. Copies of those opinions are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits


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 EXHIBIT NO.                               DESCRIPTION
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     99.1      Opinion of the United States Bankruptcy Court District of New
               Jersey re: First State Insurance Company and Twin City Fire Insurance Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan and Continental Casualty Company and Continental Insurance Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan of Reorganization
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     99.2      Opinion of the United States Bankruptcy Court District of New
               Jersey re: Motion of the Debtors and the Official Committee of Unsecured Asbestos Claimants for Summary Judgment that the Second Modified Joint Plan of Reorganization of Continental Casualty Co. and Continental Ins. Co. is unconfirmable as a matter of law
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 6, 2007                  AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             ---------------------------
                                             Name: Howard N. Feist III
                                             Title: Chief Financial Officer

                                  Exhibit Index

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 EXHIBIT NO.                               DESCRIPTION
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     99.1      Opinion of the United States Bankruptcy Court District of New
               Jersey re: First State Insurance Company and Twin City Fire Insurance Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan and Continental Casualty Company and Continental Insurance Company's Motion for Summary Judgment Denying Confirmation of the Debtor's Tenth Modified Plan of Reorganization
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     99.2      Opinion of the United States Bankruptcy Court District of New
               Jersey re: Motion of the Debtors and the Official Committee of Unsecured Asbestos Claimants for Summary Judgment that the Second Modified Joint Plan of Reorganization of Continental Casualty Co. and Continental Ins. Co. is unconfirmable as a matter of law
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